UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________________________________

(5)	Total fee paid:

__________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

__________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________________________________________

(3)	Filing Party:

__________________________________________________________________________________________________________

(4)	Date Filed:

__________________________________________________________________________________________________________

EXPLANATORY NOTE

This Amendment No. 2 to Schedule 14A (the “Amendment”) is being filed to amend Raymond James Financial, Inc.’s (the “Company”) definitive proxy statement for its 2020 Annual Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on January 10, 2020. The Amendment corrects a scrivener’s error in Appendix A to the Proxy Statement, which includes the text of the Amended and Restated 2012 Stock Incentive Plan (the “A&R Plan”). Item 3 of the Proxy Statement requests approval of the A&R Plan.

No other changes have been made to the Proxy Statement or to the matters to be considered by the shareholders. All other items of the Proxy Statement are incorporated herein by reference without change. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Proxy Statement. This Amendment should be read in conjunction with the Proxy Statement.

AMENDMENT TO PROXY STATEMENT

In connection with Item 3 (Approval of the Amended and Restated 2012 Stock Incentive Plan), the text of the first sentence of Section 3(a) of the A&R Plan that is set forth in Appendix A, on page A-7 of the Proxy Statement, is amended and restated as marked below:

3.    Stock Subject to the Plan. (a)    Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 52,243,944 Shares, which includes the number of Shares that remained available for grants of awards under the Predecessor Plans as of the date the Plan was originally approved by the Company’s stockholders (8,843,944); provided, however, that the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 26,400,000 Shares.